Exhibit 10.6.1

                    LOAN AND SECURITY AGREEMENT Number: 3025

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
Name of Debtor:    Showpower, Inc.                         Name of Secured Party:     Charter Financial, Inc.
Address:           18128 South Santa Fe Avenue             Address:                   153 East 53rd Street
                   Rancho Dominguez, CA  90221                                        New York, NY  10022
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Quantity       DESCRIPTION OF PERSONAL PROPERTY (Show:  Manufacturer, Model No.,
               Serial No., Other Identification)

        Various equipment as more fully described on the attached Schedule "A" annexed hereto and made a part hereof.

Location of Equipment:        Same As Above


                             SCHEDULE OF OBLIGATIONS

        Loan Amount ("Unpaid Cash Price Balance")           $1,350,000.00

        Documentation Fees                                        $750.00

        Interest ("Finance Charge")                           $365,538.00

        Time Balance                                        $1,716,288.00

        Term of Loan                                    Forty-Nine Months

        Number of Payments                                             49

        Payments Payable                               Monthly in Advance

        Amount of Each Payment                       48 @ $30,131.00 each
                                                          1 @ $270,000.00

               Debtor agrees to pay the Time Balance to Secured Party in forty-nine (49) installments commencing on January 1, 1997, and continuing on the 1st day of each month thereafter until and including January 1, 2001. The first installment shall be in the amount of $30,131.00, the next forty-seven
(47) installments shall each be in the amount of $30,131.00 and the last installment shall be in the amount of $270,000.00.


                         ADDITIONAL TERMS AND CONDITIONS

               1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the personal property described above (hereinafter with all renewals, substitutions and



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replacements and all parts, repairs, improvements, additions and accessories incorporated therein or affixed thereto referred to as the "Equipment"), together with any and all proceeds thereof and any and all insurance policies and proceeds with respect thereto.

               2. Obligations Secured. The aforesaid security interest is granted by Debtor as security for (a) the payment of the Time Balance (as set forth in the Schedule of Obligations) and the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description hereunder, and any and all renewals and extensions of the foregoing, and all interest fees, charges, expenses and attorneys' fees accruing or incurred in connection with any of the foregoing (all of which Time Balance, indebtedness and obligations are hereinafter referred to as the "Liabilities") and (b) the payment and performance of all other indebtedness and obligations now or hereafter owing by Debtor to Secured Party, of any and every kind and description, howsoever arising or evidenced



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in accordance with its terms; and entering into this Agreement and carrying out its terms and provisions will not violate the terms or constitute a breach of any other agreement to which Debtor is a party.

               7. Affirmative Covenants of Debtor. Debtor shall (a) cause the Equipment to be kept in good condition and use the Equipment only in the manner for which it was designed and intended so as to subject it only to ordinary wear and tear and cause to be made all needed and proper repairs, renewals and replacements thereto; (b) maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment, with loss payable provisions in favor of Secured Party and any assignee of Secured Party as their interests may appear, and maintain public liability insurance in amounts satisfactory to Secured Party, naming Secured Party and any assignee of Secured Party as insureds with all of said insurance and loss payable provisions to be in form, substance and amount and written by companies approved by Secured Party, and deliver the policies therefor, or duplicates thereof, to Secured Party; (c) pay or reimburse Secured Party for any and all taxes, assessments and other governmental charges of whatever kind or character, however designated (together with any penalties, fines or interest thereon) levied or based upon or with respect to the Equipment, the Liabilities or this Agreement or upon the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment, or upon any receipts or earnings arising therefrom, or for titling or registering the Equipment, or upon the income or other proceeds received with respect to the Equipment or this Agreement provided, however, that Debtor shall pay taxes on or measured by the net income of Secured Party and franchise taxes of Secured Party only to the extent that such net income taxes or franchise taxes are levied or assessed in lieu of any other taxes, assessments or other governmental charges hereinabove described; (d) pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims, whether for labor, materials, supplies, rents or services, which might or could if unpaid become a lien on the Equipment; (e) comply with all governmental laws, regulations, requirements and rules, all instructions and warranty requirements of Secured Party or the manufacturer of the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Agreement; (f) mark and identify the Equipment with all information and in such manner as Secured Party may request from time to time and replace promptly any such marking or identification which are removed, defaced or destroyed; (g) at any and all times during business hours, grant to Secured Party free access to enter upon the premises wherein the Equipment shall be located and permit Secured Party to inspect the Equipment; (h) reimburse Secured Party for all charges, costs and expenses (including attorneys' fees) incurred by Secured Party in defending or protecting its interests in the Equipment in the attempted enforcement or enforcement of the provisions of this Agreement or in the attempted collection or collection of any of the Liabilities; (i) indemnify and hold any assignee of Secured Party, and Secured Party, harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, ownership, delivery, possession, use, storage, operation, maintenance, repair, return or other disposition of the Equipment or with this Agreement, including, without limitation, claims for injury to or death of persons and for damage of property, and give Secured Party prompt notice of any such claim or liability, provided, however, that the foregoing


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shall not affect or impair any warranty made by Secured Party; and (j) maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices consistently applied, and, within thirty (30) days after the end of each fiscal quarter, deliver to Secured Party a balance sheet as at the end of such quarter and statement of operations for such quarter, and, within one hundred and twenty (120) days after the end of each fiscal year, deliver to Secured Party a balance sheet as at the end of such year and statement of operations for such year. in each case prepared in accordance with generally accepted accounting principles and practices consistently applied and certified by Debtor's chief financial officer as fairly presenting the financial position and results of operation of Debtor, and, in the case of year end financial statements, certified by an independent accounting firm acceptable to Secured Party.

               8. Negative Covenants of Debtor. Debtor shall not (a) create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Agreement or any of Debtor's interests hereunder; (b) make any changes or alterations in or to the Equipment except as necessary for compliance with clause (a) of paragraph 7 above; (c) permit the name of any person, association or corporation other than Secured Party to be placed on the Equipment as a designation that might be interpreted as a claim of interest in the Equipment; (d) part with possession or control of or suffer or allow to pass out of its possession or control any of the Equipment or change the location of the Equipment or any part thereof from the location shown above; (e) assign or in any way dispose of all or any part of its rights or obligations under this Agreement or enter into any lease of all or any part of the Equipment; or (f) change its name or address from that set forth above unless it shall have given Secured Party no less than thirty (30) days prior written notice thereof.

               9. Equipment Personalty. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or attached in any manner to real property by cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party with respect to any item of Equipment, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party, from all persons claiming any interest in the real property on which such item of Equipment is installed or located.

               10. Events of Default and Remedies. If any one or more of the following events ("Events of Default") shall occur:

               (a) Debtor shall fail to make any payment in respect of the Liabilities when due; or

               (b) Any certification, statement, representation, warranty or financial report or statement heretofore or hereafter furnished by or on without any liability arising with respect thereto, and any and all claims in connection with such personalty shall be deemed to have been waived unless notice of such claim is made



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        by certified or registered mail upon Secured Party within three business days after repossession.

               Secured Party shall apply the cash Proceeds from any sale or other disposition of the Equipment first, to the reasonable expenses of re-taking, holding, preparing for sale, selling, leasing and the like, and to reasonable attorneys' fees and other expenses which are to be paid or reimbursed to Secured Party pursuant hereto, and second, to all Outstanding portions of the Liabilities and to any Other Liabilities in such order as Secured Party may elect, and third, any surplus to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Equipment known to Secured Party; provided however, that Debtor shall remain liable with respect to unpaid Portions of the Liabilities owing by it and will pay Secured Party on demand any deficiency remaining with interest as provided for in paragraph 15 below.

               11. Secured Party's Right to Perform for Debtor. If Debtor fails to perform or comply with any of its agreements contained herein Secured Party may perform or comply with such agreement and the amount of any payments and expenses incurred by Secured Party in connection with such performance or compliance, together with interest thereon at the rate provided for in paragraph 15 below, shall be deemed a part of the Liabilities and shall be payable by Debtor upon demand.

               12. Further Assurances. Debtor will cooperate with Secured Party for the purpose of protecting the interests of Secured Party if the Equipment, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Secured Party. Secured Party and any assignee of Secured Party are each authorized to the extent permitted by applicable law to file one or more Uniform Commercial Code financing statements disclosing any security interest in the Equipment without the signature of Debtor or signed by Secured Party or any assignee of Secured Party as attorney-in-fact for Debtor. Debtor will pay all costs of filing any financing, continuation or termination statements with respect to this Agreement, including, without limitation, any documentary stamp taxes relating thereto. Debtor will do whatever may be necessary to have a statement of the interest of Secured Party and of any assignee of Secured Party in the Equipment noted on any certificate of title relating to the Equipment and will deposit said certificate with Secured Party or such assignee. Debtor shall execute and deliver to Secured Party, upon request such other instruments and assurances as Secured Party deems necessary or advisable for the implementation, effectuation, confirmation or perfection of this Agreement and any rights of Secured Party hereunder.

               13. Non-Waiver; Etc. No course of dealing by Secured Party or Debtor or any delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any rights of Secured Party. No waiver or consent shall be binding upon Secured Party unless it is in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right and/or remedy on any future occasion. To the extent permitted by applicable law, Debtor hereby waives the benefit and advantage of and covenants not to assert against Secured Party, any valuation, inquisition, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be




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applicable to any sale or other disposition made under the judgment, order or decree of any court or under the powers of sale and other disposition conferred by this Agreement or otherwise. Debtor hereby waives any right to a jury trial with respect to any matter arising under or in connection with this Agreement.

               14. Entire Agreement; Severability; Etc. This Agreement constitutes the entire agreement between Secured Party and Debtor and all conversations, agreements and representations relating to this Agreement or to the Equipment are integrated herein. If any provision hereof or any remedy herein provided for shall be invalid under any applicable law, such provision or remedy shall be inapplicable and deemed omitted, but the remaining provisions and remedies hereunder shall be given effect in accordance with the intent hereof. Neither this Agreement nor any term hereof may be changed, discharged, terminated or waived except in an instrument in writing signed by the party against which enforcement of the change, discharge, termination or waiver is sought. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance, and shall be deemed a purchase money security agreement within the meaning of the Uniform Commercial Code. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Agreement shall inure to the benefit of and be binding upon Secured Party and Debtor and their respective successors and assigns, subject, however, to the limitations set forth in this Agreement with respect to Debtor's assignment hereof. No right or remedy referred to in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other right or remedy referred to in this Agreement or otherwise available to Secured Party, at law or in equity, and shall be in addition to the provisions contained in any instrument referred to herein and any instrument supplemental hereto. Debtor shall be liable for all costs and expenses, including attorneys' fees and disbursements, incurred by reason of the occurrence of any Event of Default or the exercise of Secured Party's remedies with respect thereto. Time is of the essence with respect to this Agreement and all of its provision.

               15. Prepayment; Rebate; Interest. Except for the installment payments of the Time Balance as set forth in the Schedule of Obligations, the Debtor may not prepay the Time Balance, in whole or in part, at any time. In the event Secured Party declares all of the Time Balance to be due and payable pursuant to clause (1) of paragraph 10 above, Debtor shall pay to Secured Party an amount equal to the sum of (a) all accrued and unpaid amounts as of the Declaration Date plus interest thereon, and (b) the present value of all future installments set forth in this Agreement over the remaining unexpired term of this Agreement discounted to present value using a discount rate of six percent (6%) provided that the amount of the Finance Charge earned by Secured Party computed as aforesaid shall not exceed the highest amount permitted by applicable law. The Time Balance as reduced to present value in accordance with the preceding sentence shall bear interest from and after the Declaration Date, and all other Liabilities due and payable under the Agreement (including past due installments) shall bear interest from and after their respective due dates, at the lesser of 1.5% per month or the highest rate permitted by applicable law, provided, however, that Debtor shall have no obligation to pay any interest on interest except to the extent permitted by applicable law.




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               16. Consent to Jurisdiction. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Any such action or proceeding will be maintained in the United States District Court for the Southern District of New York or in any court of the State of New York located in the County of New York and Debtor waives any objections based upon venue or forum non conveniens in connection with any such action or proceeding. Debtor consents that process in any such action or proceeding may be served upon it by registered mail directed to Debtor at its address set forth at the head of this Agreement or in any other manner permitted by applicable law or rules of court. Debtor hereby irrevocably appoints Secretary of State of the State of New York as its agent to receive service of process in any such action or proceeding.

               17. Notices. Notice hereunder shall be deemed given if served personally or by certified or registered mail, return receipt requested, to Secured Party and Debtor at their respective addresses set forth at the head of this Agreement. Any party hereto may from to time by written notice to the other change the address to which notices are to be sent to such party. A copy of any notice sent by Debtor to Secured Party shall be concurrently sent by Debtor to any assignee of Secured Party of which Debtor has notice.

               The Debtor agrees to all the provisions set forth above. This Agreement is executed pursuant to due authorization. DEBTOR ACKNOWLEDGES RECEIPT OF A SIGNED TRUE COPY OF THIS AGREEMENT.

Accepted on January 6, 1997               Date:  December 30, 1996


CHARTER FINANCIAL, INC.                   SHOWPOWER, INC. (Debtor)
(Secured Party)                           (Signature of Proprietor or name of
                                          Corporation or Partnership)


By      /s/ STUART ABRAMSON               By     /s/ JOHN J. CAMPION
      ------------------------                 --------------------------

Its     Vice President                    Its    Chief Executive Officer
      ------------------------                 --------------------------
        (Title of Officer)                (if Corporation, President or Vice
                                          President should sign and give
                                          official title; if Partnership, state
                                          partner)





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